American Beacon Mid-Cap Value Fund
A Class
C Class
AMR Class
Institutional Class
Y Class
Investor Class
Advisor Class
Supplement Dated June 30, 2011 to the
Statement of Additional Information dated March 1, 2011

The information below supplements the Statement of Additional Information dated March 1, 2011, and is in addition to any other supplements.
On May 26, 2011, the American Beacon Funds’ Board of Trustees appointed Lee Munder Capital Group, LLC (“LMCG”) as a sub-advisor to the American Beacon Mid-Cap Value Fund. LMCG will begin managing assets in the Fund as of July 1, 2011.
In the “Investment Advisory Agreements” section, the following is added in alphabetical order:

Nature of
Controlling
Person/Entity’s
Sub-Advisor	Controlling Person/Entity	Basis of Control	Business
Lee Munder Capital Group, LLC	Convergent Capital Management, LLC	Majority Owner	Financial Services
In the “Investment Advisory Agreements” section, the following is added to the table in alphabetical order:

	Investment	Investment	Investment
	Advisory	Advisory	Advisory
	Fees for	Fees for	Fees for
Sub-Advisor	2008	2009	2010
Lee Munder Capital Group, LLC(8)	N/A	N/A	N/A

(8)	As of May 26, 2011, Lee Munder Capital Group, LLC became a sub-advisor to the Mid-Cap Value Fund.

In the “Investment Advisory Agreement” section after the table, the following is inserted before the next to last paragraph:
Effective May 26, 2011, Lee Munder Capital Group, LLC became sub-advisor to the Mid-Cap Value Fund. The Manager has agreed to pay an annualized advisory fee of to Lee Munder Capital Group, LLC according to the following schedule:
     0.50% on the first $50 million in assets
     0.45% on the next $200 million in assets
     0.40% on assets over $250 million
In the “Portfolio Managers” section the following is added to the first paragraph:
The number of accounts and assets shown for Lee Munder Capital Group, LLC is shown as of March 31, 2011.
The following is added to the table in this section in alphabetical order:

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
		Other			Other
	Registered	Pooled		Registered	Pooled
	Investment	Investment	Other	Investment	Investment	Other
Name of Investment Advisor and Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Lee Munder Capital Group, LLC
Donald E. Cleven	5 ($347.8 mil)	4 ($15.0 mil)	11 ($36.8 mil)	N/A	N/A	N/A
In the “Portfolio Managers” section- “Conflicts of Interest”, the following is added in alphabetical order:
     Lee Munder Capital Group, LLC (“LMCG”)
LMCG’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unrestricted partnerships. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, LMCG has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, LMCG has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. LMCG conducts periodic reviews of trades for consistency with these policies.

In the “Portfolio Managers” section- “Compensation”, the following is added in alphabetical order:
Lee Munder. Portfolio managers at Lee Munder Capital Group, LLC (“LMCG”) are compensated through a combination of competitive base salary and incentive bonus, paid in cash. Bonuses are formula driven based on assets managed in the strategy, strategy revenues, and performance relative to peer groups. Incentive bonuses are not calculated on specific client or specific Fund assets.
LMCG’s incentive compensation plans for investment teams are dependent on actual composite performance for the strategy relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data from Morningstar, Lipper Analytical Services, Inc, and eVestment Alliance. The performance of the account composite is compared to that of this blended universe over one-year, three-year, and since-inception periods, with the greatest weight given to the longer time periods The incentive component is calculated on a pre-tax basis annually.
In the “Portfolio Managers” section- “Ownership of Funds”, the following is added in alphabetical order:

Mid-Cap Value
Name of Investment Advisor and Portfolio Manager	Fund
Lee Munder Capital Group, LLC
Donald E. Cleven	None
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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